Bridge Builder Small/Mid Cap Growth Fund

Summary Prospectus

Ticker: BBGSX	October 27, 2025, as amended and restated June 18, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at:

www.bridgebuildermutualfunds.com/literature/

You may also obtain this information at no cost by calling 1-855-823-3611 or by e-mail at bridgebuilder@edwardjones.com. The Fund’s Prospectus and Statement of Additional Information, each dated October 27, 2025, as supplemented, are incorporated by reference into this Summary Prospectus.

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SUMMARY SECTION

Bridge Builder Small/Mid Cap Growth Fund

Investment Objective

The investment objective of Bridge Builder Small/Mid Cap Growth Fund (the “Fund” or the “Small/Mid Cap Growth Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as annual program or administrative fees for participating in an Edward D. Jones & Co., L.P. (“Edward Jones”) sponsored investment advisory program (an “Advisory Program”), which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.02%

Total Annual Fund Operating Expenses	0.66%
Less Waivers(1)	(0.32)%

Net Annual Fund Operating Expenses	0.34%

(1)

Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2026, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers (i.e., the Adviser does not receive any management fees from the Fund as a result of its waivers). This contractual agreement may not be terminated by the Adviser without the consent of the Board of Trustees (the “Board”) of Bridge Builder Trust (the “Trust”), except that the Adviser may terminate the agreement upon written notice to the Trust, effective as of the end of the expense limitation period ending October 28, 2026, if written notice is provided to the Trust by or before a date agreed to by the Board. Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2026). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$35	$179	$336	$792

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of securities of small and mid-capitalization companies. The Fund defines small and mid-capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell MidCap® Index and the Russell 2000® Index (as of April 30, 2025, companies with capitalizations between approximately $119.4 million and $58.5 billion). The market capitalization of the companies included in the Russell MidCap® Index and the Russell 2000® Index will change with market conditions.

While the Fund primarily invests in equity securities of small and mid-capitalization companies, it may also invest in securities of large capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Fund may also buy or sell derivatives, principally futures contracts, currency forwards and total return swaps, for cash equitization purposes. The Fund will employ completion portfolio strategies to seek to manage portfolio characteristics and achieve the Adviser’s preferred portfolio positioning for the Fund. The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors. As of September 30, 2025, the Fund had significant exposure to securities of companies in the healthcare, industrials and information technology sectors. The Fund follows an investing style that favors growth investments.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that have been or will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of its portion of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers: Artisan Partners Limited Partnership (“Artisan Partners”), Driehaus Capital Management LLC (“Driehaus”), Eagle Asset Management, Inc. (“Eagle”), Federated MDTA LLC (“Federated MDT”), Los Angeles Capital Management LLC (“LA Capital”), Russell Investment Management, LLC (“RIM”) and Stephens Investment Management Group, LLC (“SIMG”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Artisan Partners’ Principal Investment Strategies

Artisan Partners’ investment team employs a fundamental investment process to construct a diversified portfolio of U.S. mid-capitalization growth companies. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The team’s investment process focuses on two distinct elements – security selection and capital allocation. The team overlays its investment process with broad knowledge of the global economy.

Driehaus’ Principal Investment Strategies

Driehaus primarily invests in the equity securities of U.S. small capitalization and U.S. medium capitalization companies which will generally be, at the time of investment, within the capitalization range of those companies included in the Russell 2500® Growth Index without regard to the index’s float adjustment. Investment decisions are based on Driehaus’ belief that fundamentally strong companies are more likely to generate superior earnings growth on a sustained basis and are more likely to experience positive earnings revisions. These decisions involve evaluating a company’s competitive position, evaluating industry dynamics, identifying potential growth catalysts and assessing the financial position of the company. An investment decision is also based on the evaluation by Driehaus of relative valuation, macroeconomic and behavioral factors affecting the company and its stock price. Driehaus sells holdings for a variety of reasons, including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations. Driehaus frequently and actively trades its portfolio securities.

Eagle’s Principal Investment Strategies

During normal market conditions, Eagle primarily invests in the equity securities of small capitalization companies. When making investment decisions, Eagle generally focuses on investing in the securities of small capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value. Eagle uses a three-pronged investment philosophy when evaluating potential additions to the portfolio – quality, valuation, and balance.

Eagle seeks quality by investing in companies with superior cash-flow generation, management teams with a successful record of business strategy execution, sustainable growth, and a defensive business model. It seeks attractive valuation using market fluctuations as opportunistic entry points. Finally, it attempts to balance the allocated portion of the Fund’s portfolio through sector-weight policies that provide diversification across major economic sectors.

Federated MDT’s Principal Investment Strategies

Federated MDT primarily invests in the common stock of small U.S. companies. Federated MDT utilizes a small capitalization growth approach by selecting most of its investments from companies listed in the Russell 2000® Growth Index. Federated MDT’s investments may include, but are not limited to, equity securities of domestic issuers and real estate investment trusts (REITs). As Federated MDT’s sector exposure approximates the Russell 2000® Growth Index, their allocated portion of the Fund may, from time to time, have larger allocations to certain broad market sectors, such as healthcare, technology and industrials. Federated MDT implements its strategy using a quantitative model driven by fundamental and technical stock selection variables. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. Federated MDT actively trades its portfolio securities as part of implementing its investment strategy.

LA Capital’s Principal Investment Strategies

In managing its portion of the Fund’s assets, LA Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of small and mid-capitalization equity securities and, through the use of statistical tools, estimates expected returns based on each security’s risk characteristics and the expected return to each characteristic in the current market environment. Security weights are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. LA Capital also employs monitoring tools and certain additional constraints to ensure compliance with guidelines and Fund regulations. The portfolio is rebalanced periodically using the quantitative model. As economic conditions change and investor risk preferences evolve, LA Capital’s forecasts will change accordingly. LA Capital will ordinarily seek to almost fully invest its allocated portion of the Fund’s portfolio.

RIM’s Principal Investment Strategies

Cash Equitization:

At the direction of the Adviser, RIM will expose all or a portion of the Fund’s cash to the performance of certain markets by purchasing derivatives (also known as “cash equitization”), which includes index futures contracts, currency forwards, and total return swaps. This is intended to cause the Fund to perform as though all or a portion of its cash were actually invested in those markets.

Completion Portfolio:

At the direction of the Adviser, RIM will employ completion portfolio strategies to seek to achieve the Adviser’s preferred portfolio positioning for the Fund and in doing so may invest in equity securities, ADRs, GDRs, other investment companies, and REITs. RIM may use quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and other instruments that RIM believes will achieve the Adviser’s preferred portfolio positioning for the Fund. At the direction of the Adviser, the strategy may be managed to offset undesired relative over- or under-weights to Fund exposures such as volatility, momentum, value, growth, capitalization size, industry, sector, country, specific securities or other factors to seek to achieve the Adviser’s preferred portfolio positioning for the Fund. RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, to implement the Adviser’s preferred portfolio positioning for the Fund.

SIMG’s Principal Investment Strategies

SIMG evaluates and selects securities of both mid-capitalization and small capitalization companies. When making its investment decisions, SIMG employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening in an effort to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets. SIMG has two screens—one for core growth stocks and one for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks, in comparison, are experiencing change that could lead to accelerated earnings growth.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks affecting the Fund that can cause a decline in value are set forth below. The risks are ordered in alphabetical order after the first five risks, although the order of the risk factors does not indicate the significance of any particular risk factor. Any additional risks associated with the Fund’s non-principal investments are described in the Statement of Additional Information (“SAI”). The SAI also provides additional information about the risks associated with the Fund’s principal investments described herein.

●

Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

●

Equity Securities Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

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Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices, including relevant benchmark indices, or other mutual funds with similar investment objectives. In addition, to the extent that a Sub-adviser’s investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund, the Fund can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends.

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Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

●

Growth Style Risk. The Fund is managed primarily in a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Growth stocks are stocks of companies expected to increase revenues and earnings at a faster rate than their peers.

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American Depositary Receipts or Global Depositary Receipts Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

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Completion Portfolio Risk. As part of a completion portfolio strategy, RIM will seek to achieve the Adviser’s preferred portfolio positioning for the Fund. The Fund may hold securities regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause the Fund’s return to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio.

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Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

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Currency Risk. As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, adversely affecting the value of the Fund.

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Derivatives Risk. An investment in derivatives (such as futures contracts, currency forwards and total return swaps) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below. The Fund’s use of swaps is also subject to counterparty risk, which is described above.

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Foreign Securities Risk. The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, terrorism, armed conflicts and other geopolitical events, additional or fewer government regulations, the imposition of tariffs and other restrictions on trade or economic sanctions, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets. Geopolitical or other events such as nationalization or expropriation could cause the loss of the Fund’s entire investment in one or more countries. In addition, periodic U.S. Government prohibitions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

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Investment Company and Exchange-Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

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Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

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Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

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Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

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Redemption Risk. The Fund may experience losses or realize taxable gains when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions. Large redemptions of the Fund’s shares may force the Fund to sell securities at times when it would not otherwise do so and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

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Regulatory and Judicial Risk. The regulation of security markets, transactions and portfolio companies is subject to change. Such regulatory changes and judicial actions could have a substantial adverse effect on the Fund’s performance.

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Sector Focus Risk. Because the Fund may invest a significant portion of its assets in a particular sector of the market, the Fund may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the share price of a fund that is more diversified across numerous sectors.

○

Healthcare Sector Risk. From time to time, the Fund may focus its investments in the healthcare sector. The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

○

Information Technology Sector Risk. From time to time, the Fund may focus its investments in the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins, and may be subject to extensive regulatory requirements causing considerable expense and delay. In addition, information technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

○

Industrials Sector Risk. From time to time, the Fund may focus its investments in the industrials sector. The industrials sector predominantly consists of the capital goods, transportation and commercial services industries. These areas of the economy can be more cyclically sensitive, given the dependence on capital expenditure company spending. For instance, in a cyclical downturn companies may decrease their planned spending on machinery, building products and electrical equipment leading industrials companies to incur losses.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year performance and the table shows how the Fund’s average annual total returns for one and five years and since inception compared to that of a broad measure of market performance and a more narrowly based index that reflects the market sectors in which the Fund invests. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in an Advisory Program. See the Fund’s website www.bridgebuildermutualfunds.com/literature for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns

Calendar Year Ended December 31

40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
11.47%
21.45%
-2.10%
29.03%
34.42%
16.37%
-29.84%
20.97%
14.48%
2016
2017
2018
2019
2020
2021
2022
2023
2024

Quarterly Returns
Highest (quarter ended June 30, 2020)	29.32%
Lowest (quarter ended March 31, 2020)	-20.63%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/25 to 9/30/25 was 8.00%.

Average Annual Total Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Average Annual Total Return as of December 31, 2024
	1 Year	5 Years	Since Inception (4/27/15)

Return Before Taxes	14.48%	8.73%	9.69%

Return After Taxes on Distributions	14.30%	7.00%	8.46%

Return After Taxes on Distributions and Sale of Fund Shares	8.66%	6.56%	7.66%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.58%
Russell 2500® Growth Index (reflects no deduction for fees, expenses or taxes)	13.90%	8.08%	8.94%

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 2500 ® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Artisan Partners
Portfolio Managers	Position with Artisan Partners	Length of Service to the Fund
James D. Hamel, CFA	Portfolio Manager and Managing Director	Since June 2020
Matthew H. Kamm, CFA	Co-Lead Portfolio Manager and Managing Director	Since June 2020
Jason L. White, CFA	Co-Lead Portfolio Manager and Managing Director	Since June 2020
Jay C. Warner, CFA	Portfolio Manager and Managing Director	Since January 2022
Angela S. Wu	Portfolio Manager and Managing Director	Since February 2026

Driehaus
Portfolio Managers	Position with Driehaus	Length of Service to the Fund
Jeff James	Lead Portfolio Manager	Since September 2021
Michael Buck	Portfolio Manager	Since September 2021
Prakash Vijayan, CFA	Assistant Portfolio Manager	Since September 2021

Eagle
Portfolio Managers	Position with Eagle	Length of Service to the Fund
Matt McGeary, CFA	Portfolio Manager	Since Inception
E.G. Woods, CFA	Portfolio Manager	Since March 2022
Jason Wulff, CFA	Portfolio Manager	Since March 2022
Matthew Spitznagle, CFA	Portfolio Manager	Since March 2022

Federated MDT
Portfolio Managers	Position with Federated MDT	Length of Service to the Fund
Daniel J. Mahr, CFA	Head of Federated MDT and Portfolio Manager	Since December 2025
Damien Zhang, CFA	Head of Federated MDT Research and Portfolio Manager	Since December 2025
Frederick L. Konopka, CFA	Trading Manager and Portfolio Manager	Since December 2025
John Paul Lewicke	Research Manager and Portfolio Manager	Since December 2025

LA Capital
Portfolio Managers	Position with LA Capital	Length of Service to the Fund
Daniel Arche, CFA	Director of Portfolio Strategy and Senior Portfolio Manager	Since June 2026
Daniel Allen, CFA	Chief Executive Officer and President	Since June 2026
Anthony Arefian, CFA	Senior Managing Director	Since June 2026
Edward Rackham, PhD	Chief Investment Officer	Since June 2026

RIM
Portfolio Managers	Position with RIM	Length of Service to the Fund
Brian Causey, CFA	Senior Director, Co-Head of Overlay Solutions	Since May 2026
Jeremy Field	Senior Portfolio Manager, Customized Portfolio Solutions, Equity	Since May 2026
Evgenia Gvozdeva, PhD	Managing Director, Head of Research	Since May 2026
Christina Shockley	Director, Customized Portfolio Solutions	Since May 2026
Nick Zylkowski, CFA	Managing Director and Co-Head of Customized Portfolio Solutions	Since May 2026

SIMG
Portfolio Manager	Position with SIMG	Length of Service to the Fund
Ryan Crane, CFA	Chief Investment Officer	Since August 2015

Purchase and Sale of Fund Shares

Fund shares are currently available to investors participating in an Advisory Program and to current and former Trustees of the Trust. Edward Jones, in its sole discretion, may determine the eligibility requirements of the Fund with respect to investors in an Advisory Program. Please discuss your eligibility to invest in the Fund with your Edward Jones financial advisor.

Advisory Program investors may purchase and sell or redeem Fund shares only from Edward Jones through an eligible Advisory Program. Current and former Trustees of the Trust may purchase and sell or redeem shares directly. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as qualified dividend income, ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.